Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 2, 2011, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC (“Market Street”), as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator, as LC Participant, as LC Bank and as Purchaser Agent.
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:
     2.1 Section 6.7 of the Agreement is amended by adding the following phrase “to any nationally recognized statistical rating organization or” to the beginning of clause (iii) thereof immediately prior to the phrase “if applicable to” therein.
     2.2 The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing each reference to the date “August 4, 2011” where it appears therein with “June 2, 2014”.
     2.3 Clause (j)(i) of Exhibit V to the Agreement is amended by replacing the phrase “the Seller, Cooper Tire or any of its Subsidiaries shall fail to pay” where it appears therein with “the Seller or Cooper Tire shall fail to pay”.
     SECTION 3. Agreement to Increase Commitments. If, on or prior to August 25, 2011, (i) the Commitment Increase Condition (as defined below) has been satisfied, (ii) the Seller has so requested (in its discretion) by written notice to the Administrator, (iii) no Termination Event or Unmatured Termination Event shall have occurred and then be continuing and (iv) the applicable “Additional Structuring Fee,” if any, payable pursuant to the Purchaser Group Fee

Letter described in Section 6(b) below has been paid in full, then Market Street and PNC (in all their capacities under the Agreement) agree to increase each of the following to an amount not exceeding $175,000,000 (from $125,000,000): (A) the Group Commitment of Market Street’s Purchaser Group, (B) Market Street’s Commitment as a Related Committed Purchaser, (C) PNC’s Commitment as the LC Bank and as an LC Participant and (D) the Purchase Limit. In the event of any such increase, the parties hereto agree to use commercially reasonable efforts to enter into such amendments and/or agreements reasonably deemed necessary by the Administrator to give effect thereto within two (2) Business Days following the Administrator’s receipt of the foregoing notice.
     For purposes of the foregoing:
     (1) the “Commitment Increase Condition” shall be deemed to have been satisfied if the Revolving Credit Agreement (including the negative covenants regarding indebtedness set forth in Section 10.2.1 thereof) shall have been amended in accordance with its terms to permit the Purchase Limit, commitments and outstanding Capital under the Agreement to be increased to $175,000,000 as contemplated by this Section 3; and
     (2) “Revolving Credit Agreement” means the Loan and Security Agreement, dated as of November 9, 2007, among Cooper Tire & Rubber Company and Max-Trac Tire Co., Inc., as borrowers, the lenders from time to time party thereto, PNC, as syndication agent, the other parties from time to time and JPMorgan Chase Bank, N.A., as co-documentation agents, as the same may be amended, restated, supplemented or otherwise modified from time to time.
     SECTION 4. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and the Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Termination Event. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the

Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:
          (a) duly executed counterparts of this Amendment; and
          (b) duly executed counterparts of that certain Purchaser Group Fee Letter, dated as of the date hereof, by and among the Administrator, Market Street Funding LLC, the Seller and the Servicer (including receipt of the “Structuring Fee” referred to therein).
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof.
     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller
By:	/s/ Charles F. Nagy
	Name:	Charles F. Nagy
	Title:	Assistant Treasurer

By:	/s/ Stephen O. Schroeder
	Name:	Stephen O. Schroeder
	Title:	President and Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer
By:	/s/ Bradley E. Hughes
	Name:	Bradley E. Hughes
	Title:	Vice President and Chief Financial Officer

By:	/s/ Stephen O. Schroeder
	Name:	Stephen O. Schroeder
	Title:	Vice President and Treasurer

S-1

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

S-2

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

S-3